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                                                                    EXHIBIT 23.6



                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the November 8, 1999 Post-Effective Amendment No. 2 on Form S-8 to the Registration Statement on Form S-4 of our report, dated April 15, 1999, relating to the financial statements of Bank Atlanta for the two years ended December 31, 1998, and to the reference to our Firm under the caption "Experts" in the Prospectus.

                                                /s/ Mauldin & Jenkins, LLC
                                                --------------------------
                                                Mauldin & Jenkins, LLC

Atlanta, Georgia
November 5, 1999